UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

ONTO INNOVATION INC.
(Exact name of registrant as specified in its charter)
Delaware	001-39110	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16 Jonspin Road, Wilmington, Massachusetts 01887
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 253-6200

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	ONTO	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Maters to a Vote of Security Holders.

The Company held its 2022 Annual Meeting on May 10, 2022, at its office located in Milpitas, California.  At the 2022 Annual Meeting, the Company’s stockholders voted on the following three proposals and cast their votes as follows:

 Proposal 1:  The stockholders elected Leo Berlinghieri, David B. Miller, Michael P. Plisinski, Karen M. Rogge, Christopher A. Seams, May Su, and Christine A. Tsingos as directors of the Company, each to serve until the next annual meeting. The voting for each director was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Leo Berlinghieri	42,709,036	958,131	56,909	2,652,410
David B. Miller	43,444,612	222,003	57,461	2,652,410
Michael P. Plisinski	43,577,470	105,247	41,359	2,652,410
Karen M. Rogge	43,646,424	21,805	55,847	2,652,410
Christopher A. Seams	43,474,151	219,937	29,988	2,652,410
May Su	43,626,770	41,788	55,518	2,652,410
Christine A. Tsingos	43,442,571	253,450	28,055	2,652,410

Proposal 2:  The stockholders approved, on an advisory (non-binding) basis, the compensation for the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting, by the following vote:

For	Against	Abstain	Broker Non-Votes
41,193,351	2,493,018	37,707	2,652,410

Proposal 3: The stockholders ratified Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, by the following vote:

For	Against	Abstain	Broker Non-Votes
46,098,851	255,644	21,991	-

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    Onto Innovation Inc.

Date: May 10, 2022	By: /s/ Yoon Ah Oh
Yoon Ah Oh Vice President, General Counsel & Corporate Secretary